UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): January 30, 2014

ESSENT GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	005-87689	Not Applicable
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM11, Bermuda
(Address of Principal Executive Offices and Zip Code)

(441) 297-9901

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

To assist investors, set forth in the table below are the diluted weighted average common shares outstanding of Essent Group Ltd. (the “Company”) for the quarter and year ended December 31, 2013 that will be reported in the Company’s 2013 Form 10-K.

Weighted average Common Shares outstanding:

(in millions)	Quarter Ended December 31, 2013	Year Ended December 31, 2013

Diluted(1)	55.1	18.1

Prior to the Company’s initial public offering on November 5, 2013 (“IPO”), the Company had two classes of common shares outstanding: Class A common shares and Class B-2 common shares.  Upon the completion of the IPO, all of the Class A common shares and the Class B-2 common shares converted into a single class of common shares of the Company (the “Common Shares”), as more fully described in the Company’s prospectus dated October 30, 2013.

Earnings Per Share (“EPS”) was calculated and presented prior to the IPO using the “two-class” method which provides that earnings and losses are allocated to each class of common shares according to the dividends declared or unpaid cumulative dividends earned, with the remaining undistributed earnings allocated according to each share’s respective participation rights.(2)  Under accounting principles generally accepted in the United States of America, all net income (loss) for the periods subsequent to the IPO, will be allocated to the Common Shares for purposes of determining EPS.

The information under this Item 7.01 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

(1)                                 The weighted average diluted Common Shares outstanding as presented in the table above includes: (a) the weighted average Common Shares outstanding for the period from November 5, 2013 until December 31, 2013, and (b) the weighted average Class B-2 common shares outstanding (adjusted for the 2 for 3 share split) for the period from January 1, 2013 until the date of the conversion to Common Shares at the IPO.  For purposes of determining EPS in 2013, the net income allocated to the Class B-2 common shares and all net income of the Company for the period following the IPO, will be allocated to the Common Shares.

(2)                                 The Class A common shares accrued a 10% cumulative dividend and the Class B-2 common shares had no stated dividend rate with any dividends being declared at the discretion of the Company’s Board of Directors.  Accordingly, substantially all of the net income (loss) for the periods prior to the IPO was allocated to the Class A common shares for purposes of determining EPS.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENT GROUP LTD.

	By:	/S/ LAWRENCE E. MCALEE
		Name:	Lawrence E. McAlee
		Title:	Senior Vice President and Chief Financial Officer
Date: January 30, 2014

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